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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                     Peritus Software Services, Inc.
________________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Massachusetts                                04-3126919
-----------------------------                ------------------------------
(State of incorporation                      (IRS Employer
or organization)                             Identification No.)

                  304 Concord Road, Billerica, MA 01821-3485
________________________________________________________________________________
             (Address of principal executive offices)   (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box.
                                      [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A.(c)(2), please check the following box.

                                      [_]

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


                                     None


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         Common Stock, par value $.01
                         ----------------------------
                               (Title of class)


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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-27087) is incorporated herein by reference.


Item 2:  Exhibits.
         --------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Articles of Organization of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Restated Articles of Organization of the Registrant, to be effective upon the closing of this offering, incorporated by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3.   Bylaws of the Registrant, as amended, incorporated by reference to
          Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant, to be effective upon the closing of this offering, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.



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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              Peritus Software Services, Inc.

                              By:   /s/Dominic K. Chan
                                    --------------------------------
                                    Dominic K. Chan
                                    Chief Executive Officer



Dated:    June 4, 1997

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